TWO ROADS SHARED TRUST

Modern Technology Fund

___________________

c/o Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, Nebraska 68130

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held June 19, 2015

Dear Shareholder:

I am writing to inform you of the upcoming SPECIAL MEETING of SHAREHOLDERS (the “Shareholder Meeting”) of Two Roads Shared Trust (the “Trust”) to be held on June 19, 2015, beginning at 10:00 a.m. (Eastern Time). At the Shareholder Meeting, you will be asked to approve a new investment sub-advisory agreement on behalf of the Modern Technology Fund (the “Fund”).

On February 4, 2015, Merriman Wealth Advisors (“Merriman”) submitted notice of termination of its Sub-Advisory Agreement with the Trust and ES Capital Advisors, LLC (“ES Capital or the “Adviser”), the Fund’s investment adviser (the “Merriman Agreement”), following which ES Capital assumed direct management of the Fund’s assets.

On March 5, 2015, the Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, approved a new Interim Sub-Advisory Agreement and definitive Sub-Advisory Agreement (the “New Agreement”) among the Trust, ES Capital and Crow Point Partners, LLC (“Crow Point”). Crow Point is serving as the Fund’s sub-adviser on an interim basis pending shareholder approval of the New Agreement, which approval is required by federal law.

As discussed in the Proxy Statement accompanying this letter, the Board recommends that you approve the New Agreement by voting “FOR” the proposal. A proxy card has been included with the Proxy Statement. If Fund shareholders approve the proposal, the Fund’s investment objective, principal investment strategies and principal investment risks will not change.

Please review the accompanying Proxy Statement and vote by phone or by mail today.

We appreciate your attention to this matter as well as your continued support.

Sincerely,

Richard A. Malinowski, Esq.

Secretary of the Trust

PLEASE PROMPTLY SIGN AND MAIL THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED RETURN ENVELOPE.

IMPORTANT INFORMATION

Q. Why am I receiving this proxy statement?

On February 4, 2015, the Fund’s investment sub-adviser, Merriman Wealth Advisors (“Merriman”), resigned to pursue other investment management endeavors, at which time the Fund’s investment adviser, ES Capital Advisors, LLC (“ES Capital” or the “Adviser”), assumed direct management of the Fund’s assets. In light of this change, the Fund’s Board of Trustees (the “Board”) concluded that it would be in the best interests of the Fund and its shareholders to engage Crow Point Partners, LLC (“Crow Point”) as the Fund’s sub-adviser.

Crow Point assumed the Fund’s investment sub-advisory responsibilities pursuant to an interim investment sub-advisory agreement (“Interim Agreement”), which was approved by the Board on March 5, 2015, as permitted by federal law. The Interim Agreement has substantially the same terms and conditions as the Fund’s prior investment sub-advisory agreement, except that it has a limited duration of 150 days. Information regarding these changes is included in supplements to the Fund’s prospectus and Statement of Additional Information, each dated March 13, 2015.

On March 5, 2015, the Board also approved a new investment sub-advisory agreement (the “New Agreement”) among the Fund, ES Capital and Crow Point, subject to shareholder approval, which approval is required by federal law. The New Agreement has substantially the same terms and conditions as the Fund’s prior investment sub-advisory agreement.

Q. How will these changes affect the Fund?

The Fund’s investment objective, fees and expenses, principal investment strategies and principal investment risks will not change as a result of Crow Point’s management of the Fund’s portfolio. The Fund will retain the name “Modern Technology Fund” and will continue to pursue an equity strategy focused on the technology sector.

As the Fund’s investment adviser, ES Capital will continue to use quantitative and fundamental analyses to identify the most attractive industries within the technology sector. Crow Point, as the Fund’s sub-adviser, will continue the practice followed by Merriman of selecting equity securities within those industries based on a fundamental evaluation of competitive advantages including, but not limited to, revenue growth, earnings growth, debt to equity ratios and P/E ratios.

Q. Will the advisory fee rate change as a result of the New Agreement?

The aggregate advisory fee payable by the Fund to ES Capital will not change as a result of the New Agreement.

ES Capital, from its advisory fee, has agreed to pay a sub-advisory fee to Crow Point equal to 0.50% of the Fund’s average daily net assets, which is the same as the sub-advisory fee ES Capital paid to Merriman, the Fund’s prior sub-adviser. Subject to shareholder approval of the New Agreement, Crow Point will contractually agree to waive a portion of its sub-advisory fee in the amount of 0.10% of the Fund’s average daily net assets until at least March 1, 2016. This sub-advisory fee waiver will not impact the aggregate advisory fee payable by the Fund.

Q. Will the Fund pay for the proxy solicitation and related legal costs?

No. ES Capital will bear the cost of the proxy solicitation and related legal costs. These costs are estimated to be $3,500 and $25,000 for proxy solicitation and legal costs, respectively.

Q. What will happen if shareholders of the Fund do not approve the New Agreement?

If shareholders of the Fund do not approve the New Agreement, the Fund’s Interim Agreement with Crow Point would terminate within 150 days of its effectiveness. The Board would consider other alternatives and would make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Board and Fund shareholders. The Fund also could be liquidated, which would not require shareholder approval.

Q. I only have a few shares – does my vote matter?

Your vote is important. If many shareholders choose not to vote, the Fund may not receive enough votes to reach a quorum to hold the Shareholder Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes, all at increased expense.

Q. What is the deadline for submitting my vote?

We encourage you to vote as soon as possible to ensure that the Fund receives enough votes to act on the proposal. Unless you attend the Shareholder Meeting to vote in person, your vote must be received by June 19, 2015.

Q. Am I eligible to vote?

You are eligible to vote on the proposal if you owned shares of the Fund at the close of business on April 17, 2015 (the “Record Date”), even if you have since sold those shares.

Q. How can I vote?

You may vote in one of three ways:

1.	By telephone, with a toll-free call to the phone number indicated on the proxy card.
2.	By mailing in your proxy card.
3.	In person at the Shareholder Meeting at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

We encourage you to vote telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct follow-up solicitations. If you would like to change your previous vote, you may vote again using any of the above methods.

Q. How should I sign the proxy card?

You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the proxy card, but again, the owner must sign his or her name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority (e.g., “John Doe, Custodian”).

TWO ROADS SHARED TRUST

Modern Technology Fund

____________________

 The offices of Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

____________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on June 19, 2015

Notice is hereby given that Two Roads Shared Trust (the “Trust”) will hold a special meeting (the “Meeting”) of shareholders of the Modern Technology Fund (the “Fund”), a series of the Trust, on June 19, 2015, beginning at 10:00 a.m. (Eastern Time) at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 for the following purposes:

1.	To approve a new investment sub-advisory agreement for the Fund.
2.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The attached Proxy Statement provides additional information about this Shareholder Meeting. Shareholders of record of the Fund as of the close of business on April 17, 2015 are entitled to vote at the Meeting and any adjournment or postponement thereof. Each share of the Fund is entitled to one vote, and a proportionate fractional vote for each fractional share held.

Whether or not you plan to attend the Shareholder Meeting in person, please vote your shares. Please complete, sign and return the enclosed proxy card promptly or vote by telephone. Please read the enclosed Proxy Statement carefully before you vote.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournment or postponement thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Shareholder Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that proposal in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS IMPORTANT.

By Order of the Board of Trustees,

Richard A. Malinowski, Esq.

Secretary of the Trust

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TWO ROADS SHARED TRUST

Modern Technology Fund

____________________

SPECIAL MEETING OF SHAREHOLDERS

to be held on June 19, 2015

____________________

PROXY STATEMENT

____________________

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card(s) are being furnished to shareholders of the Modern Technology Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”) in connection with the approval of a new investment sub-advisory agreement (the “Proposal”). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposal. This Proxy Statement, the Notice of Meeting and the proxy card(s) are first being mailed to shareholders on or about April 24, 2015.

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of the Fund, for use at the Special Meeting of Shareholders, to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, at 10:00 a.m. (Eastern time) on June 19, 2015, and at any adjournments thereof (each, a “Shareholder Meeting”).

If you owned shares of the Fund at the close of business on April 17, 2015 (the “Record Date”), you are entitled to vote at the Shareholder Meeting and any adjournment or postponement thereof in proportion to the value of shares held on the Record Date.

At a Board meeting held on March 5, 2015, the Board approved and recommended that you vote FOR the Proposal. Management of the Fund knows of no business other than that mentioned in Item 1 of the Notice of the Shareholder Meeting, which will be presented for consideration at the Shareholder Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy card to vote in accordance with their best judgment.

It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the Proposal.

THE FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL IN ITEM 1 OF THE NOTICE OF MEETING.

This Proxy Statement should be kept for future reference. The most recent Annual Report and Semi-Annual Report of the Fund, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of the Annual Report free of charge, or copies of any subsequent shareholder report, write to Modern Technology Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or call 1-866-851-2525.

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PROPOSAL 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

Following its receipt of Merriman Wealth Advisors’ (“Merriman”) resignation as sub-adviser to the Fund, on March 5, 2015 the Board concluded that it would be in the best interests of the Fund and its shareholders to engage Crow Point Partners, LLC (“Crow Point”) as sub-adviser to the Fund. An interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) among the Trust, Crow Point and ES Capital Advisors, LLC (“ES Capital” or the “Adviser”) was approved by the Board (including all of the Independent Trustees) pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”). Under Rule 15a-4, an investment adviser or sub-adviser can serve pursuant to an interim investment advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement. As interim sub-adviser, Crow Point manages the Fund’s investment portfolio on a day-to-day basis. The Interim Sub-Advisory Agreement has the same terms and conditions as the agreement with Merriman with the exception that, as required by Rule 15a-4, it has a limited duration of 150 days. The Interim Sub-Advisory Agreement took effect on March 5, 2015 and will terminate upon the sooner to occur of (i) August 2, 2015 or (ii) the approval by the Fund’s shareholders of a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, Crow Point and the Adviser. At its March 5, 2015 meeting, the Board (including a majority of the Independent Trustees) recommended that shareholders approve the New Sub-Advisory Agreement.

Pursuant to the New Sub-Advisory Agreement, Crow Point will continue to manage the Fund’s assets and provide the same level of sub-advisory services as it currently provides under the Interim Sub-Advisory Agreement. The New Sub-Advisory Agreement will have substantially the same terms and conditions as the Merriman agreement.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

CROW POINT

Crow Point Partners, LLC, located at 25 Recreation Park Drive, Suite 110, Hingham, MA, 02043, was founded in 2006 as a limited liability company organized under Delaware law. Crow Point is an SEC-registered investment adviser and currently serves as the adviser to two other open-end investment companies and as sub-adviser to two closed-end investment companies. As of March 11, 2015, Crow Point managed approximately $1.2 billion in various equity strategies and $1.88 billion in various fixed income strategies. It is 95.1% owned by four principals, and 4.9% by an outside strategic investor. Three of the firm’s four partners were colleagues at Evergreen Funds (now Wells Fargo) where they managed approximately $15 billion in 11 different strategies. The firm runs both fundamental and quantitative strategies and has historically run diverse equity strategies, including sector funds, real estate investment trusts, tax-advantaged funds, and global, international, and domestic core strategies. Crow Point does not currently act as investment adviser to any registered investment companies with similar objectives to the Fund.

The names, addresses, and principal occupations of the principal executive officers of Crow Point as of the date of this Proxy Statement are set forth below:

Name	Principal Occupation*
Peter J. DeCaprio	Chief Executive Officer and Chief Operating Officer
Timothy P. O’Brien	Co-Chief Investment Officer
Amit Chandra	Co-Chief Investment Officer

* Each officer’s address is in care of Crow Point Partners, LLC, 25 Recreation Park Drive, Suite 110, Hingham, MA, 02043.

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DESCRIPTION OF THE AGREEMENTS

The sub-advisory agreement among the Trust, ES Capital and Merriman (the “Merriman Agreement”) was dated as of May 20, 2014. The Merriman Agreement was last approved by the Board on April 11, 2014, and was submitted to a vote of shareholders of the Fund on August 1, 2014 after the Fund’s prior investment adviser resigned. For the period May 20, 2014 through October 31, 2014, the Fund’s sub-advisory fees paid or owed by ES Capital to Merriman totaled $296.75. The Fund did not make any other material payments to Merriman or an affiliate of Merriman during this period.

Merriman tendered its resignation as the Fund’s sub-adviser under the Merriman Agreement on February 4, 2015, at which time ES Capital assumed direct management of the Fund’s assets. The Interim Sub-Advisory Agreement with Crow Point was approved on March 5, 2015 and took effect on that date, and will terminate upon the sooner to occur of (i) August 2, 2015 or (ii) the approval by the Fund’s shareholders of the New Sub-Advisory Agreement.

Copies of the Merriman Agreement and the form of the New Sub-Advisory Agreement are attached as Exhibit A and Exhibit B, respectively, and, together with the Interim Sub-Advisory Agreement, are referred to collectively as the “Sub-Advisory Agreements.” The Sub-Advisory Agreements are substantially identical to each other, except that the Interim Sub-Advisory Agreement has a limited duration of 150 days. The following is a summary of all material terms of the Sub-Advisory Agreements. You should refer to Exhibit B, and the following description of the Sub-Advisory Agreements is qualified in its entirety by reference to this exhibit.

Sub-Advisory Services. Under each of the Sub-Advisory Agreements, the sub-adviser will, in coordination with the Adviser: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objective, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information. The sub-adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under each Sub-Advisory Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform sub-advisory services, and any other expenses incurred by the sub-adviser in the performance of its duties under each Sub-Advisory Agreement.

Sub-Advisory Fees. Under each Sub-Advisory Agreement, in consideration for the services provided by the sub-adviser, ES Capital pays the sub-adviser a sub-advisory fee (the “Sub-Advisory Fee”) paid monthly, computed at the following annual rates:

Merriman Agreement	New Sub-Advisory Agreement
0.50%	0.50%

Limitation of Liability and Indemnification. Each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in performance of the sub-adviser’s duties, or by reason of reckless disregard of the sub-adviser’s obligations and duties under such Sub-Advisory Agreement, neither the sub-adviser nor its members, officers, directors, or employees will be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under the Sub-Advisory Agreement.

Duration and Termination. The Merriman Agreement and New Sub-Advisory Agreement each provide that it would continue in effect for a period of no more than two years from its effective date and continue thereafter only so long as the continuance is specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Interim Sub-Advisory Agreement provides that it will continue in effect until a date no later than 150 days from its effective date, i.e., August 2, 2015.

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Each of the Merriman Agreement and New Sub-Advisory Agreement is terminable without penalty by vote of a majority of the outstanding voting securities of the Fund, by the Board on 60 days’ written notice to the sub-adviser, or by the sub-adviser on 60 days’ written notice to the Trust. Each of the Merriman Agreement and New Sub-Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act. The Interim Sub-Advisory Agreement is terminable without penalty by a vote of a majority of the outstanding voting securities of the Fund or by the Board on not more than 10 calendar days’ written notice to Crow Point.

BOARD CONSIDERATIONS

At a Board meeting on March 5, 2015 (the “Board Meeting”), the Board, including a majority of the Independent Trustees, determined that it would be in the best interests of the Fund and its shareholders to recommend to the Fund’s shareholders the approval of the New Sub-Advisory Agreement between the Trust, the Adviser and Crow Point.

In connection with the Board’s consideration of the New Sub-Advisory Agreement, the Board received written materials in advance of the Board Meeting, which included, among other things, information regarding: (i) a description of Crow Point’s investment management personnel and ownership structure; (ii) an overview of Crow Point’s operations and financial condition; (iii) an overview of Crow Point’s brokerage practices (including any soft dollar arrangements); (iv) information regarding the proposed sub-advisory fee to be paid by the Adviser out of the advisory fee paid by the Fund to the Adviser; (v) the anticipated level of profitability from Crow Point’s Fund-related sub-advisory services; (vi) the potential for economies of scale; (vii) Crow Point’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (viii) Crow Point’s historic performance with respect to its other clients.

Matters considered by the Board regarding its approval of the New Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Crow Point related to the proposed New Sub-Advisory Agreement, including: (i) a copy of the proposed New Sub-Advisory Agreement; (ii) Crow Point’s Form ADV Parts 1 and 2; (iii) a description of the manner in which investment decisions are to be made and executed; (iv) a review of the professional personnel who would perform services for the Fund, including the individuals who would primarily monitor and execute the Fund’s investment strategy; (v) a review of Crow Point’s financial condition; (vi) copies of Crow Point’s compliance policies and procedures, including its Code of Ethics; and (vii) information regarding the performance of other funds and accounts managed by Crow Point.

In reaching its conclusions, the Board considered the experience and qualifications of Crow Point’s personnel, including the portfolio managers who would be responsible for the day-to-day management of the Fund’s portfolio. The Board took into account that the Adviser is responsible for providing direction regarding the Fund’s portfolio composition, and that Crow Point would be responsible for security selection consistent with the Adviser’s direction. The Board considered information regarding Crow Point’s quantitative research and security selection models and processes. The Board concluded that Crow Point had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the proposed New Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Crow Point to the Fund were satisfactory and reliable.

Performance. The Board considered information provided by Crow Point relating to its CPP Modern Technology 20 Strategy (the “Strategy”), which is an equity strategy focused on the technology sector, but noted that no historical performance information for the Strategy was currently available. The Board reviewed historical performance data of other funds and accounts managed by Crow Point that utilize similar security selection models and investment philosophies for the one-, three- and five-year periods ended December 31, 2014, as applicable, and considered that the performance returns were generally positive. The Board noted, however, that these other funds and accounts focus on different and/or broader-based sectors and industries as compared to the Fund, and utilize different investment techniques, such as derivatives strategies and short selling. The Board concluded that, based on Crow Point’s experience and the qualifications of the proposed portfolio management team, Crow Point was expected to obtain an acceptable level of investment returns to shareholders.

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Fees and Expenses. As to the costs of the services to be provided and profits to be realized by Crow Point, the Board considered that Crow Point would be paid a sub-advisory fee of 0.50% of the Fund’s average daily net assets out of the advisory fee paid to the Adviser and not directly by the Fund. The Board considered the quality of services to be provided by ES Capital and Crow Point, and the level of overall fund fees paid by a peer group of other similarly managed mutual funds (the “Peer Group”). The Board considered that the Fund’s advisory fee and overall fund expenses were generally within the range of the Peer Group. The Board observed that Crow Point would not be responsible for the management of the Fund’s operations or the payment of Fund expenses. The Board further considered the amount of the sub-advisory fee and the allocation of the sub-advisory fee as compared to the advisory fee, as well as the allocation of responsibilities between ES Capital and Crow Point. The Board noted that Crow Point had agreed to enter into a sub-advisory fee waiver agreement to waive 0.10% of its 0.50% sub-advisory fee for at least one year. Based on the foregoing, the Board concluded that the proposed sub-advisory fee was fair and reasonable.

Profitability. The Board reviewed and evaluated an estimated profitability report and analysis that Crow Point prepared and whether these profits are reasonable in light of the services proposed to be provided to the Fund and the Fund’s projected growth. The Board considered the Fund’s current and expected asset levels for the initial term of the New Sub-Advisory Agreement, and concluded that Crow Point’s level of profitability from its relationship with the Fund would not be excessive based on the anticipated net assets in the near term.

Economies of Scale. The Board considered the extent to which the Fund would realize economies of scale as it grows and whether the proposed sub-advisory fee reflects those economies of scale. The Board determined that this was an issue better suited for consideration with respect to the Fund’s overall investment advisory agreement, taking into account the impact of the expenses for sub-advisory services. Consequently, the Board concluded that economies of scale were not a relevant consideration at this time.

Conclusion. The Board, including a majority of the Independent Trustees, having requested and received such information from Crow Point as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as having been advised by independent counsel that the Independent Trustees had received sufficient information from Crow Point both from the materials submitted to the Board and from the presentation made at the Board Meeting and had appropriately considered and weighed all relevant factors, determined that approval of the New Sub-Advisory Agreement for an initial two-year term would be in the best interests of the Fund and its shareholders. In considering the proposed New Sub-Advisory Agreement, the Independent Trustees did not identify any one factor as all important and that each Trustee may have considered different factors as more important.

THE BOARD OF TRUSTEES OF THE FUND
RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Shareholder Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund, as applicable.

ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Trust does not hold regular annual shareholders’ meetings. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Such shareholder proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may address correspondence that relates to the Fund, to the Board as a whole or to individual members and send such correspondence to the Board or to the Trustee, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130. Upon receipt, all such shareholder correspondence will be directed to the appropriate Trustee or officer for review and consideration.

VOTING INFORMATION

Each share of the Fund is entitled to one vote on the Proposal, and a fractional share is entitled to a proportionate share of one vote. Any shareholder giving a proxy has the power to revoke it by mail (addressed to Modern Technology Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska  68130), by executing a proxy bearing a later date, or by attending and voting at the meeting. All properly executed proxies received in time for the Shareholder Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

Quorum

The presence at any Shareholder Meeting, in person or by proxy, of the holders of one-third of the shares of the Fund entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business.

The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Holders of record of the shares of the Fund at the close of business on April 17, 2015, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Shareholder Meeting. As of April 17, 2015, 114,335 shares of the Fund were outstanding.

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Voting Requirement

Passage of the Proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), which, for these purposes, is the vote of: (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Shareholder Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

Adjournment

In the event that a quorum to transact business or the vote required to approve the Proposal is not obtained at the Shareholder Meeting or such other reason as determined by the Chairman of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve the Proposal, the persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor thereof and will vote against any such adjournment those proxies required to be voted against the Proposal, provided that broker non-votes will be disregarded for this purpose.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Shareholder Meeting, executed proxies marked as abstentions and broker “non-votes” will be treated as shares that are present for quorum purposes but which have not been voted. Abstentions and broker non-votes will effectively be a vote “against” the Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

OWNERSHIP OF THE FUND

Exhibit C sets forth the beneficial owners of more than 5% of the Fund’s shares. To the best of the Trust’s knowledge, as of April 17, 2015, no person owned beneficially more than 5% of the outstanding shares of the Fund, except as stated in Exhibit C.

As of December 31, 2014, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.

Trustees and Officers of the Trust

The name, address, position, principal occupations during the past five years, number of Funds overseen by and other directorships held during the past five years of the current Trustees of the Trust and the name, address, position and principal occupations during the past five years of the officers of the Trust are listed in Exhibit D.

COST AND METHOD OF PROXY SOLICITATION

The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $3,500. The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet or telephone, will be borne by ES Capital. The solicitation of proxies will be largely by mail, but may include telephonic or oral communication by officers and service providers of the Fund, who will not be paid for these services, and/or by the Proxy Solicitor. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. ES Capital may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

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SERVICE PROVIDERS

Investment Adviser

ES Capital is an SEC-registered investment adviser.  The firm is a Massachusetts limited liability company that was founded in April 2011.  The firm is wholly owned by David Morton.  Since 1992, Mr. Morton has been involved in managing assets for corporations and individuals and in capital raising activities for businesses. Mr. Morton is a shareholder of Newfound Research, LLC (“Newfound”), a financial technology and product innovation firm focused on tactical risk management. Newfound is registered as an investment adviser with the SEC. Mr. Morton is the majority owner of Edgartown Advisors LLC (“Edgartown”). Edgartown participates in the net revenue from and has certain financial responsibilities to Copeland Capital Management LLC. Mr. Morton is the majority owner of Emerald Fund of Funds, LLC (“Emerald”). Emerald participates in net revenue from, and has certain financial responsibilities to, Crow Point. Mr. Morton plays a principal role in setting the Fund’s investment parameters.

Principal Underwriter

Northern Lights Distributors, LLC (the “Distributor”), located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with the Trust. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of the Fund’s shares, will use its best efforts to distribute the Fund’s shares.

Custodian

Huntington Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 7 Eastern Oval, Columbus, OH 43219.

Administrator

Gemini Fund Services, LLC (the “Administrator”), which has its principal office at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board.  The Administrator is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  The Administrator is an affiliate of the Distributor.  The Administrator may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

Independent Registered Public Accounting Firm

McGladrey LLP, located at 555 17th Street, Suite 1000, Denver, CO 80202, serves as the independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, (ii), assistance and consultation in connection with SEC filings and (iii) other audit related and tax services.

9

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in its October 31, 2014 Annual Report.

If you would like a copy of the Annual Report free of charge, or copies of any subsequent shareholder report, write to Modern Technology Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street Suite 2, Omaha, Nebraska 68130, or call 1-866-866-4848.

By Order of the Board of Trustees,

Richard A. Malinowski, Esq.

Secretary

April 24, 2015

Please complete, date and sign the enclosed proxy card(s) and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

10

INDEX OF EXHIBITS

Exhibit A FORMER SUB-ADVISORY AGREEMENT WITH MERRIMAN ASSET MANAGEMENT

EXHIBIT B NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC

Exhibit C BENEFICIAL OWNERS OF TRUST SHARES

EXHIBIT D TRUSTEES AND OFFICERS OF THE TRUST

EXHIBIT A

FORMER SUB-ADVISORY AGREEMENT WITH MERRIMAN ASSET MANAGEMENT

TWO ROADS SHARED TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective as of the 20th day of May, 2014, is by and among Merriman Asset Management Inc., d/b/a Merriman Wealth Advisors (the “Sub-Adviser”), Two Roads Shared Trust (the “Trust”), on behalf of the MODERN TECHNOLOGY FUND, a series of the Trust (the “Fund”), and ES Capital Advisors, LLC (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments pursuant to an Investment Management Agreement (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act of any party to this Agreement, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

1.                Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.                Investment Advisory Duties. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Registration Statement”) as provided to the Sub- Adviser by the Adviser, as they may be amended from time to time; provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a)             with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

(b)             use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub- Adviser;

(c)             place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof;

(d)             furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Adviser’s own initiative, furnish to the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e)             make available to the Fund’s Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Adviser and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)              meet periodically with the Adviser and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Trust;

(g)             immediately notify the Adviser, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Adviser or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub- Adviser shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any such actions. The Sub-Adviser’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Adviser and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Adviser;

(h)            provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Adviser for consultation when the Trustees convene; (ii) notifying the Adviser in the event the Sub-Adviser determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Adviser, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market- makers with respect to securities held by the Fund, upon the request of the Adviser; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Adviser upon request;

(i)              assist the Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder. Specifically, and without limitation to the foregoing, the Sub-Adviser agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the

Adviser shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)              assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser’s compliance program;

(k)            provide assistance as may be reasonably requested by the Adviser in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Adviser hereunder;

(l)              immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)           immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)            use no material non-public information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information;

(o)            use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)            not consult with any sub-adviser of a portion of the Fund not managed by the Sub- Adviser, if applicable, or with any sub-adviser to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Adviser is one of multiple money managers managing a Fund, the Sub-Adviser’s responsibility for providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

3.               Investment Authority. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

The Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4.               Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.               Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents and warrants to the Sub-Adviser that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Trust) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6.               Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Adviser, and the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub- Adviser complies with the “best execution” practices described above and applicable law and regulation.

7.               Compensation. For services specified in this Agreement, the Adviser agrees to pay a fee to the Sub-Adviser (the “Fee”) for the Fund assets managed by the Sub-Adviser as may be identified by the Adviser from time to time, at the annual rate provided for in Exhibit A.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.               Expenses. The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub- Adviser in the performance of its duties hereunder.

9.               Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.             Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub- Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.             Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub- Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each and “Indemnified Party”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.            Services Not Exclusive. The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal. If the Sub- Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.            Materials. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub- Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.                  Duration and Termination. This Agreement shall become effective with respect to the Fund on the date the Fund’s registration statement becomes effective with the SEC (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15.             Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16.             Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Sub-Adviser may delegate proxy voting to a third-party company provided, however, that the Sub-Adviser remains liable for the proxy voting.

17.             Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Two Roads Shared Trust

c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Attention: Merriman Modern Technology Fund

Email: Richard.malinowski@geminifund.com

If to the Sub-Adviser:

Merriman Asset Management, Inc. d/b/a Merriman Wealth Advisors

250 Montgomery Street, 16th Floor

San Francisco, CA 94108

Email: Jon@merrimanco.com

If to the Adviser:

ES Capital Advisors, LLC

40 Walnut Street

Wellesley, MA 02481

Email: david.morton@mortonfin.com

18.            Confidential Information. Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement. Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisers abide by these confidentiality provisions.

19.	Miscellaneous.

(a)             Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)             Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub- Adviser is delivering to the Adviser and the Trust a copy of Part 2 of its Form ADV, as revised. The Adviser and the Trust hereby acknowledge receipt of such copy.

(c)             Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)             Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)             Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f)              Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g)             Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h)             Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

TWO ROADS SHARED TRUST

By: /s/ Andrew Rogers

Name: Andrew Rogers

Title: President

MERRIMAN WEALTH ADVISORS

By: /s/ Jon Merriman

Name: Jon Merriman

Title: Chief Executive Officer

ES CApital Advisors, LLC

By: /s/ David Morton

Name: David Morton

Title: Director

Investment Sub-Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

Fund	Investment Advisory Fee
Modern Technology Fund	0.50%

EXHIBIT B

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CROW POINT PARTNERS, LLC

TWO ROADS SHARED TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”) effective as of the __ day of _______, 2015, is by and among Crow Point Partners, LLC (the “Sub-Adviser”), Two Roads Shared Trust (the “Trust”), on behalf of the MODERN TECHNOLOGY FUND, a series of the Trust (the “Fund”), and ES Capital Advisors, LLC (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments pursuant to an Investment Management Agreement (“Investment Management Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act of any party to this Agreement, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

1.	Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.                Investment Advisory Duties. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Registration Statement”) as provided to the Sub- Adviser by the Adviser, as they may be amended from time to time; provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a)         with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

(b)             use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions made by or any actions taken by any person other than the Sub- Adviser;

(c)             place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof;

(d)             furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Adviser’s own initiative, furnish to the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e)             make available to the Fund’s Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Adviser and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)              meet periodically with the Adviser and the Trustees, in person or by teleconference, to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Adviser and/or the Trust;

(g)             immediately notify the Adviser, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Adviser or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub- Adviser shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any such actions. The Sub-Adviser’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Adviser and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Adviser;

(h)            provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Adviser for consultation when the Trustees convene; (ii) notifying the Adviser in the event the Sub-Adviser determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Adviser, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market- makers with respect to securities held by the Fund, upon the request of the Adviser; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Adviser upon request;

(i)              assist the Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder. Specifically, and without limitation to the foregoing, the Sub-Adviser agrees to provide certifications to the principal executive and financial officers of the Fund that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the

Adviser shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)              assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits with the Sub-Adviser as may be reasonably requested from time to time. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser’s compliance program;

(k)            provide assistance as may be reasonably requested by the Adviser in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Adviser hereunder;

(l)              immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)           immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)            use no material non-public information that may be in its possession in making investment decisions for the Fund, nor seek to obtain any such information;

(o)            use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)            not consult with any sub-adviser of a portion of the Fund not managed by the Sub- Adviser, if applicable, or with any sub-adviser to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Adviser is one of multiple money managers managing a Fund, the Sub-Adviser’s responsibility for providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

3.               Investment Authority. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

The Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4.               Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.               Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents and warrants to the Sub-Adviser that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Trust) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

6.               Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Adviser, and the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub- Adviser complies with the “best execution” practices described above and applicable law and regulation.

7.               Compensation. For services specified in this Agreement, the Adviser agrees to pay a fee to the Sub-Adviser (the “Fee”) for the Fund assets managed by the Sub-Adviser as may be identified by the Adviser from time to time, at the annual rate provided for in Exhibit A.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.               Expenses. The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub- Adviser in the performance of its duties hereunder.

9.               Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.             Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub- Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.             Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub- Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each and “Indemnified Party”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.            Services Not Exclusive. The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal. If the Sub- Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.            Materials. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub- Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.                  Duration and Termination. This Agreement shall become effective with respect to the Fund as of the date first above written unless sooner terminated as provided herein with respect to the Fund, and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Agreement will terminate immediately without payment of any penalty: (i) by vote of a majority of the Trust's Board of Trustees, (ii) by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), (iii) by the Adviser upon sixty (60) days written notice to the Subadviser; (iv) by the Subadviser upon sixty (60) days written notice to the Adviser and the Trust; and (v) upon written notification from the Adviser or the Trust if the Investment Management Agreement terminates with respect to the Fund.

15.             Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties.

16.             Proxies. Unless the Trust gives written instructions to the contrary, the Sub-Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. The Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Sub-Adviser may delegate proxy voting to a third-party company provided, however, that the Sub-Adviser remains liable for the proxy voting.

17.             Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Two Roads Shared Trust

c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Attention: Modern Technology Fund

Email: Richard.malinowski@geminifund.com

If to the Sub-Adviser:

Crow Point Partners, LLC

25 Recreation Park Drive

Hingham, MA 02043

Email: pdecaprio@crowpointpartners.com

If to the Adviser:

ES Capital Advisors, LLC

40 Walnut Street

Wellesley, MA 02481

Email: david.morton@mortonfin.com

18.            Confidential Information. Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement. Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisers abide by these confidentiality provisions.

19.	Miscellaneous.

(i)              Governing Law. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(j)              Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub- Adviser is delivering to the Adviser and the Trust a copy of Part 2 of its Form ADV, as revised. The Adviser and the Trust hereby acknowledge receipt of such copy.

(k)             Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(l)              Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(m)           Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(n)             Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(o)             Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(p)             Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

TWO ROADS SHARED TRUST

By:

Name: Andrew Rogers

Title: President

CROW POINT PARTNERS, LLC

By:

Name: Peter DeCaprio

Title: Principal

ES CApital Advisors, LLC

By:

Name: David Morton

Title: Director

Investment Sub-Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

Sub-Advisory Fee
Modern Technology Fund	0.50%

EXHIBIT C

BENEFICIAL OWNERS OF TRUST SHARES

As of April 17, 2015, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Percentage of Fund Share Class
Class I Shares
NFS FBO GERALD BUONANNO 490 TANNER MARSH RD GUILFORD CT 06437	9.49%
NFS FBO SIMMIE KASTNER 4100 HOWARD RD CARY NC 27519	11.84%
NFS FBO GERALD BUONANNO 490 TANNER MARSH RD GUILFORD CT 06437	7.11%
NFS FBO MARC A KASTNER 25 SAINT MARYS ST NEWTON MA 02462	8.40%
NFS FBO JASON R TALERMAN 11 CHICKADEE DR NORFOLK MA 02056	7.01%
NFS FBO STEPHEN J DOYLE PO BOX 692 WEST FALMOUTH MA 02574	5.55%
NFS FBO CARL R KATZEFF 110 ARLINGTON RD CHESTNUT HILL MA 02467	5.41%
NFS FBO MARC A KASTNER 25 SAINT MARYS ST NEWTON MA 02462	9.17%
NFS FBO MARCIA P KASTNER 25 SAINT MARYS ST NEWTON MA 02462	5.09%
Class A Shares
HERVE MEILLAT P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	30.92%
NFS FBO GERALD BUONANNO 490 TANNER MARSH RD GUILFORD CT 06437	18.65%
IRA FBO KAREN L STEB P.O. BOX 2052 JERSEY CITY, NJ 07303	15.55%

ANNE MORTILLARO P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	10.77%
ELLEN A NICHOLS P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	10.57%
IRA FBO ROBERT D CUN P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	5.21%
Class C Shares
MICHAEL MASTRULLO P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	46.12%
IRA FBO MARGARET MAR P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	18.64%
ROGER D WERNER P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	17.64%
HEATHER STEWART P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	9.46%
SEP FBO EDWARD STEWART P. O. BOX 2052 JERSEY CITY, NJ 07303-9998	8.14%
Class R Shares
GEMINI FUND SERVICES LLC 80 ARKAY DRIVE HAUPPAUGE, NY 11788	100.00%

EXHIBIT D

TRUSTEES AND OFFICERS OF THE TRUST

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	11	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust 1 (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	11	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust 1 (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	11	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	11	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012);and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A

James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012 to present); Vice President (from 2004 to Present; Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Regulatory and Compliance Professional, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

ES CAPITAL ADVISORS, LLC

PROXY CARD

MODERN TECHNOLOGY FUND

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

Your vote is important no matter how many shares you own. **Please cast your proxy vote today!**

SHAREHOLDER NAME

PROXY VOTING OPTIONS

1. **Mail** your signed and voted proxy back in the postage paid envelope provided

2. **Live** with a live operator when you call toll-free **(800) 884-4969** Monday through Friday 9 a.m. to 10 p.m. Eastern time.

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints **Andrew Rogers**, **Richard Malinowski** and **Jim Colantino** each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Modern Technology Fund (the "Fund"), a series of Two Roads Shared Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on June 19, 2015 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Fund, on the proposal set forth regarding the approval of a new investment sub-advisory agreement for the Fund.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 884-4969. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on June 19, 2015. A copy of the Notice of Shareholder Meeting, the Proxy Statement: www.proxyonline.com/docs/moderntechnology.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MODERN TECCHNOLOGY FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE FUND AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT IN THE APPOINTED PROXIES' DISCRETION AND UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The Board of Trustees of the Trust unanimously recommends that you vote "for" the proposal.

To vote, mark one box in blue or black ink. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve a new investment sub-advisory agreement for the Fund.	O	O	O
2. To transact such other business as may properly come before the meeting or any adjournments thereof.			

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Thank you for voting

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]